DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus Strategic Municipal Bond Fund, Inc. For its annual reporting period ended November 30, 1996, your Fund produced a total return of 6.17% per share, based upon net asset value per share.* Income dividends exempt from Federal personal income taxes of $.624 per share were paid, ** which is equivalent to a tax-free distribution rate per share of 6.40%. ***
THE ECONOMY
   For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board's Open Market Committee (the "Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remai ned subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Fed has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.)
   With both low unemployment and low inflation, measures of consumer confidence currently remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group) has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, at this time there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.
MARKET ENVIRONMENT
    The past year has turned out to be very volatile for the municipal bond market. Initial concerns about a tightening of interest rates by the Fed was largely responsible for the sharp run-up in bond yields during the first half of 1996. After waffling during the summer, the bond markets staged a significant rally late in the year as the latest economic data proved to be less robust than initially feared. In turn, as market sentiment has shifted, many economists who were predicting a Fed tightening of interest rates are now reversing field and calling for a rate cut in 1997.
    As your Fund's year concluded in November, the near-term outlook for tax-exempt securities became clearer. The outcome of the November elections met with a generally favorable reaction in the market: a Democratic President and a Congress still controlled by the Republicans provides the right balance to ensure that the status quo is maintained. Furthermore, both the White
House and the legislators on Capital Hill are earnestly talking about balancing the budget and lowering the capital gains tax rate. From the perspective of the municipal market, we believe that any lingering concerns about major tax reform should finally be put to rest as it appears that the American electorate failed to embrace the far-reaching tax overhaul plans exposed by most of the Republican Presidential hopefuls.

THE PORTFOLIO
    Given the turbulent first several months of the year, the municipal market in general, and this Fund in particular, have performed favorably. With yields little changed on a year-to-year basis, this Fund's emphasis on maximizing tax-exempt income generation positioned it well. A combination of a generous tax-free dividend and defensive portfolio structure were largely responsible for the past twelve months `performance (6.17%). The duration (a measure of price volatility) was maintained at under 6 years for the Fund as compared to the Lehman Index of nearly 8 years.
    We appreciate your investment in the Dreyfus Strategic Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
December 20, 1996
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
SELECTED INFORMATION                                                                          NOVEMBER 30, 1996 (UNAUDITED)
Market Price per share November 30, 1996............................                        $9 3\4
Shares Outstanding November 30, 1996................................                46,195,654
New York Stock Exchange Ticker Symbol...............................                       DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                           Fiscal Year Ended November 30,1996
                         _____________________________________________________________________________________________
                               Quarter                  Quarter                  Quarter                  Quarter
                                Ended                    Ended                    Ended                    Ended
                          February 29, 1996           May 31, 1996           August 31, 1996         November 30, 1996
                         ____________________    ____________________        ____________________    __________________
High                              $9 5\8                   $9 5\8                   $9 5\8                    $9 7\8
Low                                9                        9                        8 7\8                     9 1\4
Close                              9 1\2                    9 1\8                    9 1\2                     9 3\4
PERCENTAGE GAIN based on change in Market Price*
November 22, 1989 (commencement of operations) through November 30, 1996..............                    60.23%
December 1, 1991 through November 30, 1996............................................                    41.46
December 1, 1995 through November 30, 1996............................................                    12.61
March 1, 1996 through November 30, 1996...............................................                     7.86
June 1, 1996 through November 30, 1996................................................                    10.44
September 1, 1996 through November 30, 1996...........................................                     4.34

NET ASSET VALUE PER SHARE
            November 22, 1989 (commencement of operations)..........                    $9.32
            November 30, 1995.......................................                     9.60
            February 29, 1996.......................................                     9.58
            May 31, 1996............................................                     9.32
            August 31, 1996.........................................                     9.34
            November 30, 1996.......................................                     9.54

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations) through November 30, 1996..............                    68.22%
December 1, 1991 through November 30, 1996............................................                    42.22
December 1, 1995 through November 30, 1996............................................                     6.17
March 1, 1996 through November 30, 1996...............................................                     4.66
June 1, 1996 through November 30, 1996................................................                     5.80
September 1, 1996 through November 30, 1996...........................................                     3.84
*With dividends reinvested.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                        NOVEMBER 30, 1996
                                                                                                      Principal
Long-Term Municipal Investments-99.3%                                                                  Amount          Value
                                                                                                       _______         ______
Arkansas-.5%
Saline County, HR, Refunding, Improvement
    7.875%, 9/1/2019 (Prerefunded 9/1/1999) (a).............................                    $    2,000,000  $   2,225,740
Colorado-1.4%
Colorado Health Facilities Authority, Revenue
    (American Housing Foundation 1 Inc. Project) 10.25%, 12/1/2020..........                         5,800,000      5,793,736
Delaware-1.4%
Delaware Health Facilities Authority, Revenue,
    Refunding (Beebe Medical Center Project) 6.80%, 6/1/2024................                         5,845,000      6,060,038
District of Columbia-2.0%
Metropolitan Washington Airports Authority, Special Facilities Revenue
    (Caterair International Corp.) 10.125%, 9/1/2011........................                         8,420,000      8,498,895
Florida-6.1%
Florida Board of Education, Capital Outlay 8.899%, 6/1/2019 (b,c)...........                        15,000,000     17,118,750
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project)
      6.70%, 2/15/2015......................................................                         5,000,000      4,606,850
    (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022.......................................................                         5,000,000      4,557,450
Georgia-3.1%
Private Colleges and Universities Facilities Authority, Revenue,
    Refunding (Clark Atlanta University Project)
    8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)..............................                        10,770,000     13,218,452
Illinois-11.9%
Chicago-O'Hare International Airport, Special Facility Revenue
    Refunding (Delta Airlines Project) 6.45%, 5/1/2018......................                         2,790,000      2,849,427
    (United Airlines Inc. Project):
      8.20%, 5/1/2018.......................................................                         7,225,000      7,866,869
      8.40%, 5/1/2018.......................................................                         6,600,000      7,200,138
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition) 8.50%, 9/1/2010.                       5,000,000      5,316,550
Illinois Health Facilities Authority, Revenue
    (Ravenswood Hospital Medical Center Project) 8.25%, 11/1/2010...........                        12,400,000     13,311,029
Robbins, RRR (Robbins Resource Recovery Partners):
    8.375%, Series A, 10/15/2016............................................                        11,500,000     11,845,000
    8.375%, Series B, 10/15/2016............................................                         3,000,000      3,090,000
Indiana-3.6%
Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue
    (Bethlehem Steel Corp. Project) 8%, 4/1/2024............................                         6,000,000      6,502,440
Indianapolis Airport Authority, Special Facility Revenue
    (United Airlines Inc. Project) 6.50%, 11/15/2031........................                         8,750,000      8,991,325


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   NOVEMBER 30, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______         ______
Kentucky-2.3%
Kenton County Airport Board, Airport Revenue
    (Special Facilities-Delta Airlines Project) 6.125%, 2/1/2022............                    $    5,000,000  $   5,001,900
Morgantown Health Care Facility, Revenue (Southern Health Care System
Project)
    10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a).............................                         4,195,000      5,034,839
Louisiana-4.7%
Lake Charles Harbor and Terminal, District Port Facilities Revenue,
    Refunding (Trunkline LNG Co. Project) 7.75%, 8/15/2022..................                        15,000,000     17,154,750
Parish of De Soto, Environmental Improvement Revenue,
    Refunding (International Paper Co. Project) 6.55%, 4/1/2019.............                         2,900,000      3,057,876
Maryland-2.2%
Baltimore County, PCR,
    Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015...............                         5,000,000      5,315,100
Maryland Industrial Development Financing Authority, EDR
    (Medical Waste Associates Limited Partnership) 8.75%, 11/15/2010........                         4,365,000      4,365,000
Massachusetts-5.1%
Massachusetts Health and Educational Facilities Authority, Revenue
    (Beth Israel Hospital Issue) 8.522%, 7/1/2025 (Insured; AMBAC) (b)......                         3,250,000      3,384,062
Massachusetts Housing Finance Agency, Residential Housing Revenue
    8.40%, 8/1/2021.........................................................                         3,415,000      3,590,463
Massachusetts Industrial Finance Agency, Revenue (Sturdy Memorial Hospital)
    7.90%, 6/1/2009.........................................................                         4,935,000      5,313,514
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
    10%, 3/1/2026...........................................................                         7,000,000      7,871,290
Pittsfield, SWDR (Vicon Recovery Associates Project) 7.95%, 11/1/2004.......                         1,925,000      1,997,419
Michigan-2.2%
Michigan Hospital Finance Authority, HR,
    Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.....                         5,000,000      5,624,800
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021.........................................................                         4,000,000      4,024,680
Minnesota-1.1%
Washington County Housing and Redevelopment Authority,
    Governmental Housing Revenue (Woodland Park Apartments) 9.75%, 5/1/2020.                         5,035,000      4,783,250
Mississippi-2.6%
Claiborne County, PCR (Middle South Energy Inc.) 9.875%, 12/1/2014..........                        10,000,000     11,134,900
Missouri-2.4%
Jackson County Industrial Development Authority, Health Facilities Revenue
    (Carondelet Health Corp. Project) 9%, 7/1/2020..........................                         6,735,000      7,269,624
Missouri Health and Educational Facilities Authority, Health Facilities
Revenue
    (Lake of the Ozarks General Hospital Inc. Project)
    7.875%, 2/1/2006 (Prerefunded 2/15/1997) (a)............................                         2,875,000      2,900,041

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  NOVEMBER 30, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______         ______
New Jersey-1.3%
New Jersey Economic Development Authority, First Mortgage Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                    $    5,000,000  $   5,463,850
New Mexico-.8%
New Mexico Mortgage Finance Authority, SFMR 7.80%, 3/1/2021.................                         3,220,000      3,366,864
New York-4.8%
New York City,
    8%, 8/15/2018 (Prerefunded 8/15/2001) (a)...............................                         1,485,000      1,729,268
New York City Industrial Development Agency, Civic Facility Revenue
    (YMCA of Greater New York Project) 8%, 8/1/2016.........................                         3,000,000      3,234,870
New York State Dormitory Authority, Revenue,
    Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014.........                         6,000,000      7,002,360
New York State Mortgage Agency, Revenue 8.10%, 10/1/2017....................                         8,495,000      8,852,130
North Carolina-1.5%
Halifax County Industrial Facilities and Pollution Control Financing
Authority, SWDR
    (Champion International Project) 8.15%, 11/1/2019.......................                         1,000,000      1,087,270
Haywood County Industrial Facilities and Pollution Control Financing
Authority, SWDR
    (Champion International Project) 8.10%, 11/1/2009.......................                         5,000,000      5,422,650
Pennsylvania-9.4%
Beaver County Industrial Development Authority, PCR,
    Refunding (Cleveland Electric Project) 7.625%, 5/1/2025.................                         7,000,000      7,604,800
Langhorne Manor Borough Higher Education and Health Authority, Revenue
    (Woods Schools) 8.75%, 11/15/2014 (Prerefunded 11/15/1999) (a)..........                         5,000,000      5,725,650
Lehigh County General Purpose Authority, Revenue (Wiley House)
    8.75%, 11/1/2014........................................................                        11,000,000     11,482,900
Montgomery County Higher Education and Health Authority, Revenue:
    (Northwestern Corp.) 8.50%, 6/1/2016....................................                         4,390,000      4,745,107
    (Retirement Community-G.D.L. Farms)
      9.50%, 1/1/2020 (Prerefunded 1/1/2000) (a)............................                         5,500,000      6,404,640
Pennsylvania Economic Development Financing Authority, RRR
    (Northhampton Generating Project) 6.60%, 1/1/2019.......................                         4,200,000      4,201,932
Pennsylvania Housing Finance Agency, Multi-Family Development Revenue
    8.25%, 12/15/2019.......................................................                           300,000        314,604
Rhode Island-1.9%
Rhode Island Health and Educational Building Corp., Revenue,
    Refunding, Hospital Financing (Landmark Medical Center)
    8.125%, 7/1/2019 (Prerefunded 7/1/1999) (a).............................                         7,520,000      8,376,077
South Carolina-.9%
Piedmont Municipal Power Agency, Electric Revenue,
    Refunding 6.55%, 1/1/2016...............................................                         4,000,000      4,029,000

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                       _______         ______
Tennessee-1.7%
Maury County Health and Educational Facilities Board, Health Care Facilities Revenue
    (Southern Health Care-Heritage) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                 $    6,160,000  $   7,372,411
Texas-12.9%
Georgetown Hospital Authority, HR, Refunding, Improvement and First Mortgage
    8.625%, 7/1/2015........................................................                         6,860,000      7,362,975
Mesquite Health Facilities Development Corp., Revenue (Christian Care Centers
Inc.)
    9.375%, 3/1/2020 (Prerefunded 3/1/2000) (a).............................                        11,540,000     13,576,002
Metro Health Facilities Development Corp., HR,
    Refunding (Wilson N. Jones Memorial Hospital Project)
    7.875%, 1/1/2014 (Prerefunded 1/1/1997) (a).............................                         2,760,000      2,825,219
Texas Department of Housing and Community Affairs,
    Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024.........                        13,700,000     14,786,821
Texas Health Facilities Development Corp., HR (All Saints Episcopal
Hospitals)
    7.80%, 8/15/2021 (Prerefunded 8/15/1999) (a)............................                         3,000,000      3,313,620
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Project):
    8.625%, 9/1/2001........................................................                         1,425,000      1,568,911
    8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a) ............................                         5,100,000      6,156,006
Tyler Health Facilities Development Corp., HR, Refunding
    (East Texas Medical Center Regional Health Care System Project)
    6.75%, 11/1/2025........................................................                         5,850,000      6,065,573
Utah-1.7%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                        10,000,000      7,090,700
Vermont-.5%
Vermont Housing Finance Agency, Home Mortgage Purchase 8.10%, 6/1/2022......                         2,130,000      2,222,399
Virginia-5.8%
Fairfax County Water Authority, Revenue 7.711%, 4/1/2029 (b,c)..............                         4,000,000      4,005,000
Henrico County Industrial Development Authority, Revenue
    (Bon Secours Health Care System Project) 7.909%, 8/23/2027 (b)..........                         7,500,000      8,381,250
Virginia Housing Development Authority, MFHR
    7.05%, 5/1/2018 ........................................................                        12,000,000     12,772,200
Wisconsin-2.5%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
    8.882%, 7/1/2025 (b,c)..................................................                        10,600,000     10,984,250
Wyoming-1.0%
Sweetwater County, SWDR (FMC Corp. Project):
    7%, 6/1/2024............................................................                         2,200,000      2,353,516
    6.90%, 9/1/2024.........................................................                         2,000,000      2,122,120
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $411,211,347).....................................................                                     $428,879,142
                                                                                                                      =======

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1996
                                                                                                    Principal
Short-Term Municipal Investments-.7%                                                                   Amount          Value
                                                                                                       _______         ______
Mississippi-.5%
Jackson County, PCR, Refunding, VRDN (Chevron U.S.A. Inc. Project)
    4.00% (d)...............................................................                    $    1,030,000  $   1,030,000
Jackson County Industrial Sewage Facilities Revenue, VRDN
    (Chevron U.S.A. Inc. Project) 4.25% (Guaranteed; Chevron Corp.) (d).....                         1,300,000      1,300,000
Texas-.2%
Sabine River Authority, PCR, VRDN (Texas Utilities Electric Co.)
    4.15% (Insured; AMBAC) (d)..............................................                           900,000        900,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $3,230,000).......................................................                                    $   3,230,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
    (cost $414,441,347).....................................................                                     $432,109,142
                                                                                                                      =======

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      PCR     Pollution Control Revenue
EDR           Economic Development Revenue                       RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
MFHR          Multi-Family Housing Revenue                       VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
________                           ________                      __________________          __________________
AAA                                Aaa                            AAA                               10.5%
AA                                 Aa                             AA                                13.3
A                                  A                              A                                  2.5
BBB                                Baa                            BBB                               28.8
BB                                 Ba                             BB                                 5.0
F1                                 MIG1, VMIG1, P1                SP1, A1                             .7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     39.2
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security-the interest rate is subject to change periodically.
    (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amounted to $32,108,000 or 7.3% of net assets.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g)  At November 30, 1996, the Fund had $143,845,614 (32.6% of net
   assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                         NOVEMBER 30, 1996
                                                                                                           Cost           Value
                                                                                                          _______         _______
ASSETS:                          Investments in securities-See Statement of Investments              $414,441,347    $432,109,142
                                 Cash.......................................                                               53,304
                                 Interest receivable........................                                            8,679,600
                                 Prepaid expenses...........................                                              282,149
                                                                                                                          _______
                                                                                                                      441,124,195
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation.............                                              268,869
                                 Accrued expenses...........................                                              174,242
                                                                                                                          _______
                                                                                                                          443,111
                                                                                                                          _______
NET ASSETS..................................................................                                         $440,681,084
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $432,543,917
                                 Accumulated undistributed investment income-net4,749,123
                                 Accumulated net realized gain (loss) on investments                                  (14,279,751)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                                  17,667,795
                                                                                                                          _______
NET ASSETS..................................................................                                         $440,681,084
                                                                                                                          =======
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized).............                                           46,195,654
NET ASSET VALUE per share...................................................                                                $9.54
                                                                                                                              ===



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                      YEAR ENDED NOVEMBER 30, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $33,026,789
EXPENSES:                        Investment advisory fee-Note 3(a)..........                   $  2,161,268
                                 Administration fee-Note 3(a)...............                      1,080,634
                                 Professional fees..........................                        135,606
                                 Registration fees..........................                         43,328
                                 Shareholders' reports......................                         42,561
                                 Directors' fees and expenses-Note 3(b).....                         38,838
                                 Shareholder servicing costs................                         27,065
                                 Custodian fees.............................                          1,974
                                 Miscellaneous..............................                         18,543
                                                                                                    _______
                                       Total Expenses.......................                                           3,549,817
                                                                                                                         _______
INVESTMENT INCOME-NET.......................................................                                          29,476,972
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $     848,769
                                 Net unrealized appreciation (depreciation) on investments       (4,410,447)
                                                                                                    _______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (3,561,678)
                                                                                                                         _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $25,915,294
                                                                                                                         =======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Year Ended             Year Ended
                                                                                          November 30, 1996     November 30, 1995
                                                                                              __________            __________
OPERATIONS:
    Investment income-net...............................................                    $  29,476,972        $  30,149,319
    Net realized gain (loss) on investments.............................                          848,769           (9,312,230)
    Net unrealized appreciation (depreciation) on investments...........                       (4,410,447)          50,574,314
                                                                                                  _______              _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                       25,915,294           71,411,403
                                                                                                  _______              _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                      (28,624,928)         (29,353,820)
                                                                                                  _______              _______
CAPITAL STOCK TRANSACTIONS:
    Dividends reinvested-Note 1(c)......................................                        4,198,466              819,049
                                                                                                  _______              _______
      Total Increase (Decrease) in Net Assets...........................                        1,488,832           42,876,632
NET ASSETS:
    Beginning of Period.................................................                      439,192,252          396,315,620
                                                                                                  _______              _______
    End of Period.......................................................                     $440,681,084         $439,192,252
                                                                                                  =======              =======
Undistributed investment income -net....................................                   $    4,749,123       $    3,897,079
                                                                                                  _______              _______

                                                                                                  Shares               Shares
                                                                                                  _______              _______
CAPITAL SHARE TRANSACTIONS:
    Increase In Shares Outstanding As A Result Of Dividends Reinvested..                          450,205               90,204
                                                                                                  =======              =======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements and market price data for the Fund's shares.

                                                                               Year Ended November 30,
                                                               _________________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of period.........             $  9.60     $  8.68     $  9.93     $  9.78     $  9.61
                                                                  ___         ___         ___         ___         ___
    Investment Operations:
    Investment income-net........................                 .64         .66         .65         .70         .70
    Net realized and unrealized gain (loss)
      on investments.............................                (.08)        .90       (1.16)        .17         .18
                                                                  ___         ___         ___         ___         ___
    Total from Investment Operations.............                 .56        1.56        (.51)        .87         .88
                                                                  ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income-net.........                (.62)       (.64)       (.67)       (.68)       (.71)
    Dividends from net realized gain on investments                 -           -           -        (.04)          -
    Dividends in excess of net realized gain on investments         -           -        (.07)          -           -
                                                                  ___         ___         ___         ___         ___
    Total Distributions..........................                (.62)       (.64)       (.74)       (.72)       (.71)
                                                                  ___         ___         ___         ___         ___
    Net asset value, end of period...............             $  9.54     $  9.60     $  8.68     $  9.93     $  9.78
                                                                  ===         ===         ===         ===         ===
    Market value, end of period..................          $    9 3\4  $    9 1\4  $    8 5\8   $  10 1\4   $  10 1\4
                                                                  ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN *........................               12.61%      15.12%      (8.97%)      7.37%      11.65%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .82%        .84%        .86%        .85%        .84%
    Ratio of net investment income
      to average net assets......................                6.82%       7.12%       6.94%       7.05%       7.16%
    Portfolio Turnover Rate......................               13.47%      13.19%      10.96%      13.87%       8.58%
    Net Assets, end of period (000's Omitted)....            $440,681    $439,192    $396,316    $447,691    $428,824
*Calculated based on market value.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the Fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Boston Safe Deposit and Trust Company ("Custodian") acts as the Fund's custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the Fund's transfer agent, dividend-paying agent, registrar and plan agent.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.
    On November 27, 1996, the Board of Directors declared a cash dividend of $.052 per share from investment income-net, payable on December 27, 1996 to shareholders of record as of the close of business on December 12, 1996.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code,
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately
$14,280,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $4,967,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended November 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (a) The fee payable by the Fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the Fund's average weekly net assets. The fee payable by the Fund, pursuant to the provisions of an Administration Agreement with Dreyfus, is payable monthly based on an annual rate of .25 of 1% of the value of the Fund's average weekly net assets.
    (b) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996 amounted to $57,197,521 and $57,933,239, respectively.
    At November 30, 1996, accumulated net unrealized appreciation on investments was $17,667,795, consisting of $29,072,552 gross unrealized appreciation and $11,404,757 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Strategic Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
January 15, 1997


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
    The Fund generally distributes net investment income monthly. From and after any issuance of Preferred Stock, monthly distributions to the holders of the Common Stock (the "Common Shareholders") will consist of all net investment income of the Fund remaining after the payment of dividends on such Preferred Stock. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.
    Net realized short- or long-term capital gains, if any, will be distributed to Common Shareholders at least once a year to the extent not necessary to pay dividends on or meet the liquidation preference of shares of any Preferred Stock. While there are any shares of Preferred Stock outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accrued Preferred Stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.
    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has Fund shares registered in his own name will have all dividends and distributions reinvested automatically by First Data Investor Services Group, Inc., as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A Common Shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.
    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be by direct mail to First Data Investor Services Group, Inc., Attention:
Closed-End Funds, Post Office Box 1376, Boston, Massachusetts 02104-1376, or by telephone at 1-800-331-1710, and should include the shareholder's name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.
    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
PROXY RESULTS (UNAUDITED)
    During the fiscal year ended November 30, 1996, stockholders voted on the following proposals presented at the annual stockholders' meeting held on May 3, 1996. The description of each proposal and the number of shares voted are as follows:

                                                                                              For        Authority Withheld
                                                                                         ___________        ____________
1.To elect three Class III Directors:*
    David W. Burke................................................                        36,951,475           603,915
    Hans C. Mautner...............................................                        37,000,285           555,105
    John E. Zuccotti..............................................                        36,990,169           565,221

                                                                       For            Against          Abstained
                                                                    __________       ________           ________
2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                 36,715,655         189,396          650,339
*  The terms of these Class III Directors expire in 1999.

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended November 30, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166


Directors
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Richard W. Ingram
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth Keeley
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
and Administrator
The Dreyfus Corporation
Custodian
Boston Safe Deposit and Trust Company
Counsel
Stroock & Stroock & Lavan
Transfer Agent,
Dividend Paying Agent,
Registrar and Plan Agent
First Data Investor Services Group, Inc.
Stock Exchange Listing
NYSE Symbol: DSM
Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times,
Money and Business section under
the heading "Closed-End Bond
Funds-National Municipal Bond
Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


[Dreyfus lion "d" logo]
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER AND ADMINISTRATOR
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND-PAYING AGENT,
REGISTRAR AND PLAN AGENT
First Data Investor Services Group, Inc.
One Exchange Place
Boston, MA 02109










Printed in U.S.A.                           852AR9611
[Dreyfus logo]
Strategic
Municipal
Bond Fund, Inc.
Annual Report
November 30, 1996